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                                                                    Exhibit 10.2

                                                                  Execution Copy

                      Second Amendment to Credit Agreement

          This Second Amendment to Credit Agreement dated as of August 30, 2002 (this "Amendment"), is entered into among FMC Corporation, a Delaware corporation (the "Borrower"), each of the Lenders (as defined in the Credit Agreement referred to below) party hereto and Citibank, N.A., as Administrative Agent (as defined below), and amends the Credit Agreement dated as of January 31, 2002 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Citibank, N.A., as administrative agent for the Lenders (in such capacity, and together with any successor agent, the "Administrative Agent").

                              W i t n e s s e t h:

          Whereas, the Lenders have agreed to amend certain provisions of the Credit Agreement on the terms set forth herein.

          Now, Therefore, the parties hereto hereby agree as follows:

          SECTION 1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          SECTION 2. Amendment. Effective as of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

          (a) The following definitions for the following terms are hereby inserted in Section 1.01 of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section:

               "Inventory" has the meaning ascribed to such term in the Uniform Commercial Code of the State of New York.

               "Medium Term Notes" means, collectively, the following notes issued by the Borrower under the Indenture dated as of July 6, 1996, between the Borrower and Harris Trust and Savings Bank, as trustee: (i) the 7.125% Fixed Rate Series B Medium Term Note in the original principal amount of $100,000,000 (of which $99,500,000 in principal amount is outstanding) and maturing on November 25, 2002, (ii) the 6.530% Fixed Rate Medium Term Note in the original principal amount of $25,000,000 and maturing on December 22, 2003, and (iii) the 7.00% Fixed Rate Series A Medium Term Note and maturing on May 15, 2008.

               "Securitization Agreement" means the Receivables Purchase Agreement dated as of November 24, 1999 among the Borrower, FMC Funding Corporation, Corporate Asset Funding Company, Inc., Citibank and Citibank North America, Inc.

               "Security Agreement" means an agreement, in form and substance satisfactory to the Administrative Agent, executed by the Borrower and each other grantor, if any, and granting to the Administrative Agent, for the benefit of the Lenders, a security interest in certain collateral acceptable to the Administrative Agent and the Lenders.

               "Senior Notes" means, collectively, (i) the 6-3/8% Debentures issued by the Borrower under the Indenture dated as of April 1, 1992 between the Borrower and Harris Trust and Savings Bank, as trustee, in the original principal amount of $150,000,000 and maturing on September 1,

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2003 and (ii) the 7-3/4% Senior Notes issued by the Borrower under the Indenture dated as of July 1, 1996 between the Borrower and Harris Trust and Savings Bank, as trustee, in the original principal amount of $100,000,000 and maturing on July 1, 2011.

          (b) The defined term "Status" is hereby deleted in its entirety from
Section 1.01 of the Credit Agreement.

          (c) The definition of "Commitment Termination Date" is hereby amended and restated in its entirety to read as follows:

               "Commitment Termination Date" means the earlier to occur of (i) October 31, 2002, (ii) the termination of the commitments under the Existing Credit Agreement, or (iii) the date on which the Commitments shall have been reduced to zero pursuant to Section 2.10 or 6.01."

          (d) The definition of "Euro-Dollar Margin" is hereby amended and restated in its entirety to read as follows:

               "Euro-Dollar Margin" means as of any date of determination, a rate equal to 2% per annum.

          (e) The definition of "Facility Fee Rate" is hereby amended and restated in its entirety to read as follows:

               "Facility Fee Rate" means, as of any date of determination, a rate equal to 0.50% per annum.

          (f) Section 1.04 of the Credit Agreement is hereby deleted in its entirety.

          (g) Section 3.02(b), clause (i) of the Credit Agreement is hereby amended by deleting the text "Section 4.04(c) and" in the proviso at the end of the paragraph.

          (h) Section 3.02(b), clause (iv) of the Credit Agreement is hereby amended by inserting the text "or the Securitization Agreement" at the end of the paragraph.

          (i) Section 3.02 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (a) thereof, replacing the period at the end of clause (b) thereof with the text "; and" and inserting a new clause (c) at the end thereof to read in its entirety as follows:

          "(c) the Administrative Agent shall have received the Security Agreement executed by the Borrower and each other grantor named therein, together with evidence satisfactory to the Administrative Agent that, upon the filing and recording of a financing statement, the Administrative Agent (for the benefit of the Lenders) shall have a valid and perfected first priority security interest in the Collateral (as defined in the Security Agreement)."

          (j) The following Section 4.14 is hereby added at the end of Article IV of the Credit Agreement:

          "SECTION 4.14. Minimum Inventory. The fair market value of the Inventory pledged to the Administrative Agent, for the benefit of the Lenders, under the Security Agreement is not less than the aggregate Borrowings under this Agreement."

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          (k) Section 5.09 of the Credit Agreement is hereby amended by inserting at the end of the first sentence the following proviso:

          "provided that the Borrower shall not use proceeds of any Borrowing under this Agreement to repay the Medium Term Notes, the Senior Notes or any amounts outstanding under the Existing Credit Agreement."

          (l) A following Section 5.13 is hereby added at the end of Article V to the Credit Agreement:

          "SECTION 5.13. Minimum Inventory. The Borrower and its Subsidiaries shall maintain a minimum level of Inventory such that the fair market value of the Inventory pledged to the Administrative Agent, for the benefit of the Lenders, under the Security Agreement is not less than the aggregate Borrowings under this Agreement."

          (m) Section 6.01 of the Credit Agreement is hereby amended by deleting the "or" at the end of clause (j) thereof, replacing the period at the end of clause (k) thereof with the text "; or" and inserting a new clause (l) at the end thereof to read in its entirety as follows:

          "(l) the Administrative Agent, for the benefit of the Lenders, shall not have received a perfected, first priority security interest in all Inventory of the Borrower at its facility located at 1701 E. Patapsco Avenue, Baltimore MD 21226, prior to September 13, 2002;"

          SECTION 3. Condition Precedent to Effectiveness. This Amendment shall become effective as of the date (the "Second Amendment Effective Date") the Administrative Agent shall have received this Amendment executed by the Borrower and the Lenders.

          SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that (a) as of the date hereof and after giving effect to the terms of this Amendment, no Event of Default or Default has occurred and is continuing and (b) all of the representations and warranties of the Borrower contained in Article IV of the Credit Agreement, continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties which expressly speak as of a different date).

          SECTION 5. Reference to and Effect On the Credit Agreement or the
Notes.

          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the Notes, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, all of the terms of the Credit Agreement and the Notes shall remain unchanged and in full force and effect.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the Notes, nor constitute a waiver of any provision of the Credit Agreement or any of the Notes.

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          SECTION 6. Fees, Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 9.03 of the Credit Agreement, all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

          SECTION 7. Execution in Counterparts. This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 8. Governing Law. This Amendment shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the laws of the State of New York.

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          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       FMC Corporation,
                                       as Borrower


                                       By: /s/ Thomas C. Deas, Jr.
                                          --------------------------------------
                                          Name: Thomas C. Deas, Jr.
                                          Title: Vice President and Treasurer


                                       Citibank N.A.,
                                       as Administrative Agent and as a Lender


                                       By: /s/ Wajeeh Faheem
                                          --------------------------------------
                                          Name: Wajeeh Faheem
                                          Title: Vice President


                                       Bank of America, N.A.,
                                       as Lender


                                       By: /s/ Wendy J. Gorman
                                          --------------------------------------
                                          Name: Wendy J. Gorman
                                          Title: Principal